Exhibit 99.1

bankmobile
A REVOLUTIONARY WAY TO BANK
LIVE FREE. BANK FREE
bankmobile

Customers Bancorp, Inc.

Customers Bank

bankmobile
A Division Of Customers Bank

Highly Focused, Low Risk, Above Average Growth
Bank Holding Company
Investor Presentation
July, 2015
NYSE: CUBI

Forward-Looking Statements
This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:
•changes in the external competitive market factors that might impact our results of operations;
•changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
•changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
•our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
•the timing of acquisition or investment transactions;
•constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
•the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
•local, regional and national economic conditions and events and the impact they may have on us and our customers;
•ability to attract deposits and other sources of liquidity;
•changes in the financial performance and/or condition of our borrowers;
•changes in the level of non-performing and classified assets and charge-offs;
•changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
•inflation, interest rate, securities market and monetary fluctuations;
•the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
•changes in consumer spending, borrowing and saving habits;
•technological changes;
•the ability to increase market share and control expenses;

Forward-Looking Statements
• continued volatility in the credit and equity markets and its effect on the general economy;
• the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company
 Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
• the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
• material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
• revenues following any merger being lower than expected;
• deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents.
We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the "Company") and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. This presentation also includes estimated guidance regarding our fully diluted earnings per share for the year 2015, which we have previously disclosed and is subject to the assumptions and qualifications included in that previous disclosure. The guidance consists solely of estimates prepared by management based on currently available information and assumptions of future performance of the company and the general economy.  Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the guidance and, accordingly, does not express an opinion or any other form of assurance with respect to this data.  Our actual results may differ from the guidance, and any such differences could be material.  Accordingly, undue reliance should not be placed on this information. The factors discussed above should be considered and evaluated with respect to our guidance.

Customers Bancorp, Inc.

Customers Bank

bankmobile
A Division Of Customers Bank

A $7.6 billion asset business
bank serving privately held
businesses
A consumer bank start up, set
up as a division of Customers
Bank, serving millennials,
middle income families and
underbanked throughout the
United States

Customers Bancorp, Inc.

Portsmouth
Boston
Providence
Manhattan
Melville
Reading
Philadelphia
Customers Bank Branches
Loan Production Offices

Customers Bank Overview
$7.6 bn Business Bank with 21 sales offices with
target market from Boston to Philadelphia
Operating in key Mid-Atlantic and Northeast
markets
 ▪ Greater New York City area (Westchester County,
 Manhattan and Melville)
 ▪ Philadelphia area (Bucks, Berks, Chester, Delaware
 and Philadelphia Counties in southeastern
 Pennsylvania and Greater Princeton area in New
 Jersey)
 ▪ Greater Boston area (Boston, Providence and
 Portsmouth, NH)
“High-touch, supported with high-tech” value
proposition
 ▪ Very experienced teams using “Single Point of
 Contact” model
 ▪ Provides exceptional customer service supported by
 state-of-the-art technology support
 ▪ Risk based incentive compensation plans supported
 by P&L statements created by teams
Branches and Loan Production Offices

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	39	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	47	EVP, Commercial Middle Market, Regional President and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	34	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Chief Lending Officer	38	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	23	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	31	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone / M&T Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	38	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank / M&T Bank
Christopher McGowan	EVP, Managing Director Multi-Family Lending	16	SVP & Director of Originations for Capital One / Beech Street Capital, Peoples United Bank and Santander / Sovereign Real Estate Capital
Glenn Hedde	EVP, President Banking for Mortgage Companies	28	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Bank Mobile	35	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
James Collins	EVP, Chief Administrative Officer	24	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	37	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, Chief Risk Officer	28	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital, President of Special Assets at Customers Bank
Glenn Yeager	EVP, General Counsel	37	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	EVP, Chief Auditor	39	Chief Auditor at Sovereign Bank and Chief Risk Officer at Customers Bank

Our Competitive Advantage: A Highly Experienced Management Team

Investment Proposition
Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets
 ▪ $7.6 billion asset bank with only 21 sales offices
 ▪ Well capitalized at 11.1% total risk based capital (estimated), 7.4% tier 1 leverage, and 6.1% tangible equity to tangible assets
 ▪ Target market from Boston to Philadelphia along Interstate 95
Strong Core Profitability, Growth & Efficient Operations
 ▪ Q2 2015 core diluted earnings per share up 41% over Q2 2014 with a core ROA of .87% and a core ROE of 12.5%
 ▪ Q2 2015 core net income of $14.9 million up 46% over Q2 2014
 ▪ ROA goal of ~1% + and ROE of 12% + within 2-3 years, ROE goal already achieved
 ▪ DDA and total deposits compounded annual growth of 83% and 68% respectively since 2009
 ▪ Q2 2015 net interest margin was 2.73%
 ▪ Operating efficiencies offset tighter margins and generate sustainable profitability
 ▪ Q2 2015 efficiency ratio was 48.4%
Strong Credit Quality & Low Interest Rate Risk
 ▪ 0.16% non-performing loans at June 30, 2015
 ▪ Total core reserves to non-performing loans of 313.1%
 ▪ Minimal risk of margin compression from modestly higher short term rates and flatter curve
Attractive Valuation
 ▪ Current share price, as of June 30, 2015 $26.89 is 13.4x estimated 2015 core earnings
 ▪ Price/tangible book only 1.5x estimated for year end 2015 core tangible book value
 ▪ Peers, by size, trading at 14x LTM earnings and 1.7x price/tangible book; Peers with unique models trading at much higher multiples
 ▪ June 30, 2015 core tangible book value of $17.42, up 98% since July 2009 with a CAGR of 13%
• Non-GAAP core results including profitability measures, earnings, credit quality measures and valuation metrics exclude the $6.0 million specific reserve for a potential fraudulent loan (see GAAP to non-GAAP core reconciliation on page 35).

Customers Bank
Executing On Our Unique High Performing
Banking Model

Disciplined Model for Increasing Shareholder Value
▪ Strong organic revenue growth + scalable infrastructure =
 sustainable double digit EPS = growth and increased shareholder value
▪ A very robust risk management driven business strategy
▪ Build tangible book value per share each quarter via earnings
▪ Any book value dilution from any acquisitions must be overcome within 1-2 years; otherwise stick with organic growth strategy
▪ Superior execution through proven management team
Disciplined Model for Superior Shareholder Value Creation

Customers Bancorp, Inc.

Phase I Acquired Bank Platform	Phase II Built Strong Foundation	Phase III Leveraging Infrastructure	Phase IV Innovation & Execution

Execution Timeline
▪ We invested in and
 took control of a $270
 million asset
 Customers Bank (FKA
 New Century Bank)
▪ Identified existing
 credit problems,
 adequately reserved
 and recapitalized the
 bank
▪ Actively worked out
 very extensive loan
 problems
▪ Recruited experienced
 management team
▪ Enhanced credit and risk
 management
▪ Developed infrastructure
 for organic growth
▪ Built out warehouse
 lending platform and
 doubled deposit and loan
 portfolio
▪ Completed 3 small
 acquisitions:
 – ISN Bank (FDIC-
 assisted) ~ $70 mm
 – USA Bank (FDIC-
 assisted) ~ $170 mm
 – Berkshire Bancorp
 (Whole bank) ~ $85
 mm
▪ Recruited proven lending
 teams
▪ Built out Commercial and
 Multi-family lending
 platforms
▪ De Novo expansion;4-6
 sales offices or teams
 added each year
▪ Continue to show strong
 loan and deposit growth
▪ Built a “branch lite” high
 growth Community Bank
 and model for future
 growth
▪ Goals to ~12%+ ROE;
 ~1% ROA
2009
Assets: $350M
Equity: $22M
2010-2011
Assets: $2.1B
Equity: $148M
2012-2013
Assets: $4.2B
Equity: $387M
Q2 2015
Assets: $7.6B
Core Equity: $527M
Core ROE: 12.5%
▪ Single Point of Contact
 Banking model executed -
 commercial focus
▪ Continued recruitment of
 experienced teams
▪ Introduce bankmobile -
 banking of the future for
 consumers
▪ Continue to show strong
 loan and deposit growth
▪ ~12%+ ROE; ~1% ROA
 expected within 36
 months
▪ ~$6.5+ billion asset bank
 by end of 2014
▪ ~$9 billion asset bank by
 end of 2017
Non-GAAP core results including profitability measures, earnings, equity, credit quality measures and valuation metrics exclude the $6.0 million specific reserve for a potential fraudulent loan (see GAAP to non-GAAP core reconciliation on page 35)

Banking Strategy - Customers Bank
Business Banking Focus - ~95% of revenues come from business segments
 • Loan and deposit business through these segments:
 • Banking Privately Held Businesses
 • Banking High Net Worth Families
 • Banking Privately Held Mortgage Companies
 • Selected Commercial Real Estate
All Consumer
Products
All Business
Products
All Non-Credit
Products
Client
Makes
One Call
Client
Private /
Personal
Bankers
Concierge
Bankers
Single Point of Contact
High Touch / High Tech

Customers Bancorp, Inc.

CAGR: 68%
$6,000
$4,500
$3,000
$1,500
$0
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$618
$2,203
1,712
$708
$2,507
2,261
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15
CD's
Money Market & Savings
DDA

CAGR: 83%
$800
$600
$400
$200
$0
$10
$18
$15
$77
$34
$124
$42
$251
$57
$500
$75
$575
$130
$644
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15
Non Interest Bearing DDA
Interest Bearing DDA

Cost of Deposits

CAGR: -19%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
2.10%
1.71%
1.19%
0.87%
0.70%
0.66%
0.65%
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15

Source: Company data.

Total Deposits per Branch ($mm)

CAGR: 46%
$300
$250
$200
$150
$100
$50
$0
$35
$97
$112
$129
$152
$233
$285
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15

Results in: Organic Growth of Deposits with Controlled Costs
Total Deposit Growth ($mm)
Average DDA Growth ($mm)
Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

Customers Bancorp, Inc.

Loan Growth
CAGR: 86%
6,000
4,000
2,000
0
$180
$166
$342
$386
$192
$446
$794
$292
$362
$498
$163
$1,449
$316
$1,090
$505
$556
$745
$432
$2,308
$741
$888
$1,378
$405
$2,319
$872
$964
$1,995
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15
Consumer & Residential
Multi Family loans
Commercial C&I & Owner Occupied CRE
Non-Owner Occupied CRE
Warehouse loans

Loan Product Mix as of June 30, 2015
Consumer & Residential 6%
Warehouse loans 31%
Multi Family loans 35%
Commercial C&I & Owner Occupied CRE 13%
Non-Owner Occupied CRE 15%

Lending Strategy
 High Growth with Strong Credit Quality
 ▪Continuous recruitment and retention of high quality teams
 ▪Centralized credit committee approval for all loans
 ▪Loans are stress tested for higher rates and a slower economy
 ▪No losses on loans originated since new management team took over
 ▪Creation of solid foundation for future earnings
Source: Company documents.

Customers Bancorp, Inc.

4.00%
3.00%
2.00%
1.00%
0.00%
3.61%
2.86%
2.25%
2.24%
1.99%
1.51%
1.29%
1.29%
0.72%
0.60%
0.20%
0.16%
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

0.80%
0.60%
0.40%
0.20%
0.00%
0.69%
0.39%
0.22%
0.12%
0.42%
0.28%
0.14%
0.12%
0.29%
0.22%
0.07%
0.03%
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

NPL
Source: SNL Financial, Company documents. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.
Peer and Industry data as of March 31, 2015.

Build an Outstanding Loan Quality Portfolio
Charge Offs
Customers non-performing loans at June 2015 excluding loans guaranteed by the FDIC were 0.12% of total loans.
Asset Quality Indicators Continue to Improve

Customers Bancorp, Inc.

CAGR: 36%
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$341.9
$446.1
$140.2
$498.5
$251.4
$505.2
$417.9
$740.7
$1,513.5
$872.1
$2,162.2
2010
2011
2012
2013
2014
Jun-15
Loans
Deposits

C&I & Owner Occupied CRE Banking Strategy
 Private & Commercial Banking
 ▪Target companies with up to $100 million
 annual revenues
 ▪Very experienced teams
 ▪Two new teams with 10 professionals added
 year to date
 ▪Single point of contact
 ▪NE, NY, PA & NJ markets
 Small Business
 ▪Target companies with less than $5.0 million
 annual revenue
 ▪Principally SBA loans originated by small
 business relationship managers or branch
 network
 ▪Current focus PA & NJ markets. Expanding
 to National Markets
 Banking Privately Held Business
 C&I / Owner Occupied CRE Loan and Deposit
 Growth ($mm)
Source: Company documents.

Customers Bancorp, Inc.

2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$2,308.4
$2,319.4
$1,090.3
$361.8
$70.7
$38.4
$136.6
$130.0
2010
2011
2012
2013
2014
Jun-15
Loans
Deposits

Multi-Family Banking Strategy
 Banking High Net Worth Families
 Multi-Family Loan and Deposit Growth ($mm)
 ▪ Focus on families that have income
 producing real estate in their portfolios
 ▪ Private banking approach
 ▪ Focus Markets: New York & Philadelphia
 MSAs
 ▪ Average Loan Size: $4.0 - $5.0 million
 ▪ Remote banking for deposits and other
 relationship based loans
 ▪ Portfolio grown organically from a start up
 with very experienced teams hired in the
 past 3 years
 ▪ Strong credit quality niche
 ▪ Interest rate risk managed actively
Source: Company documents.

2,000.0
1,500.0
1,000.0
500.0
-
$386.1
$30.3
$794.3
$46.4
$1,449.5
$113.1
$745.4
$80.8
$1,378.2
$98.3
$1,994.5
$86.3
2010
2011
2012
2013
2014
Jun-15
Warehouse Loans
Deposits

Mortgage Warehouse Banking Strategy
 ▪Private banking focused on mortgage
 companies with $5 to $10 million equity
 ▪Very strong credit quality relationship
 business with good fee income and deposits
 ▪~75 strong warehouse clients
 ▪All outstanding loans are variable rate and
 classified as held for sale
 ▪All deposits are non-interest bearing DDA’s
 ▪Balances rebounding from 2013 low and
 expected to stay at this level
 Banking Mortgage Companies
 Mortgage Warehouse Banking Loan and Deposit
 Growth ($mm)
Source: Company documents.

Customers Bancorp, Inc.

2.00%
1.00%
0.00%
1.72%
1.43%
1.03%
1.74%
1.42%
1.03%
1.72%
1.37%
0.84%
1.75%
1.34%
0.81%
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

0.60%
0.40%
0.20%
0.00%
0.39%
0.36%
0.29%
0.39%
0.37%
0.26%
0.37%
0.37%
0.20%
0.33%
0.35%
0.19%
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

4.00%
2.00%
0.00%
3.17%
2.67%
2.23%
3.21%
2.73%
2.13%
3.12%
2.62%
1.76%
2.83%
2.41%
1.44%
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

$600
$400
$200
$0
$190
$239
$353
$188
$244
$340
$191
$249
$424
$188
$260
$431
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

$20.00
$10.00
$0.00
$4.7
$6.1
$9.4
$4.8
$6.4
$9.4
$5.0
$6.6
$13.5
$4.8
$7.1
$14.5
2012
2013
2014
Q2 2015
Industry
Peer
Customers Bancorp, Inc.

Staff Expense Ratio
Build Efficient Operations
Source: SNL Financial, Company documents. Peer data consists of Northeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks.
Peer and Industry data as of March 31, 2015.
Occupancy Expense Ratio
Total Costs as a % of Assets
Total Revenue per Employee ($000s)
Assets per Employee ($mm)

Customers Bancorp, Inc.

2Q '15 vs. 2Q '14 Growth 21%
CAGR: 80% (2)
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$8.2
$24.7
$50.3
$101.0
$126.6
$177.0
Q4 $50.8
Q3 $45.3
Q2 $43.8
Q1 $37.1
$105.0
Q2 $53.0
Q1 $52.1
2009
2010
2011
2012
2013
2014
Q2 2015

2Q '15 vs. 2Q '14 Growth 26%
CAGR: 81% (2)
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$7.2
$19.4
$39.0
$72.1
$103.9
$151.9
Q4 $45.0
Q3 $40.2
Q2 $36.9
Q1 $29.8
$92.9
Q2 $46.6
Q1 $46.3
2009
2010
2011
2012
2013
2014
Q2 2015

2Q '15 vs. 2Q '14 Growth 51%
CAGR: 115% from 2011
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
($15.0)
($13.2)
($11.8)
$4.0
$23.8
$32.7
$43.2
Q4 $13.2
Q3 $11.7
Q2 $10.2
Q1 $8.1
$29.4
Q2 $15.4
Q1 $14.0
2009
2010
2011
2012
2013
2014
Q2 2015

200
180
160
140
120
100
80
60
40
20
0
$72
$20
$51
$103
$22
$74
$152
$22
$99
$93
$12
$53
2012
2013
Q2 2015
Non-interest Income
Net Interest Income
Operating Expenses

(1) Core income is net income before extraordinary items less securities gains and excludes the $6.0 million specific reserve for a potential fraudulent loan.

Deposit, Lending and Efficiency Strategies Results in
Disciplined & Profitable Growth
Core Revenue ($mm)
Core Net Income ($mm) (1)
(2) CAGR calculated from Dec-09 to June 2015 (annualized).
(3) Non-GAAP core results including profitability measures, earnings, credit quality measures and valuation metrics exclude the $6.0 million specific reserve for a potential fraudulent loan (see GAAP to non-GAAP core reconciliation on page 35).
Net Interest Income ($mm)
• Strategy execution has produced superior growth in revenues and core earnings
Income / Expense Growth ($mm)

Customers Bank
Risk Management

Customers Bancorp, Inc.

Strategy &
Risk Appetite
Organizational Structure,
Oversight and Governance
Risk Identification
and Assessment
Risk
Measurement
Risk Culture
Performance
Management &
Incentive
Compensation
Risk Reporting
& Communication
Risk Response,
Control &Monitoring
IT Infrastructure
ERM Integration
Risk Capacity
ERM Program Validation

Elements of an Effective Risk Management Program

Customers Bancorp, Inc.

Enterprise Risk Management

C	Capital Plan and Forecasts Capital Stress Testing Capital Committee & ALCO Oversight	
A	Loan Underwriting Standards Credit Approval & Monitoring Process Credit Concentration Plan Loan Migration Analysis	Loan-to-one-borrower Analysis
M	Management Succession Plan Compensation Plans Corporate Governance	Strategic Plan Cyber Security Enterprise Risk Management
E	Budget and Forecasting Business Plans Strategic Plan	Management Financial Reporting Financial Analysis
L	Funds Management Plan Wholesale Funding Contingency Funding Plan	Liquidity Stress Testing ALCO Oversight
S	Interest Rate Risk Policy Limits Interest Rate Risk Analysis ALCO Oversight	

+	IT Controls and Testing Plan New Product & New Initiatives Plans Technology Steering Committee New Product Committee	
+	Compliance Plan CRA Plan Fair & Responsible Banking Plans	Compliance Committee Oversight
+	Litigation Mitigation Plan	
+	Public Relations Plan Investor Relations Plan	
+	Internal Audit Reports Internal Controls and Procedures Enterprise Risk Management Reviews	Risk Committee, Audit Committee Oversight

ERM Framework at Customers Bancorp, Inc.
Well Defined ERM Plan - ERM Integration into CAMELS +++++

Current Banking Environment and
How We are Positioned

What We See as The Role of CEO and Board …
Especially in this Environment
1. Absolute clarity of your vision, strategy, goals and tactics;
 there must be absolute alignment between board and
 management
2. Become a master of your internal environment
 ▪ Our authentic internal assessment of strengths,
 weaknesses and opportunities
3. Be a master of your external environment
 ▪ What is happening with customer trends, technology,
 competition, economy, regulatory environment, etc. -
 How does this impact us?
4. Highest level of integrity and fairness in all we do
5. Passion for continuous improvement

Banking Industry Trends……
How Do We Deal with These Issues
Impediments to Growth
External Forces
• Role of traditional bank branches
 changing very rapidly
• Mobile banking fastest growing channel
• Banks of all sizes revisiting their
 business strategies, revenue generation
 models and cost structures
• Technology & customer needs, desires
 and style changing rapidly
• Traditional CRE lending very difficult to do
• Very little consumer loan growth;
 headwinds for consumer credit quality
• Growth exists only at niche players
• Mortgage banking revenues are
 extremely volatile
• Pressure to reduce or eliminate Overdraft
 and other nuisance fees by CFPB
• Regulators have no appreciation or
 incentive to see banks grow profitability
Business Issues
Shareholder Expectations
• Start bank and sell at 2 to 3x book no
 longer an option - what do shareholders of
 small privately held banks do?
• Equity markets not available to small
 banks
• Banks need to earn 10% or more ROE if
 they want to remain independent
• Consistent ROE of 12% or greater and
 ROA of 1% or greater being rewarded well
 by market
• Slow economic growth
• Low good quality consumer and business
 loan demand
• Pressure continues on margin. Days of
 3.5%-4.0% margin are gone. Banks need
 to reduce efficiency ratios
• Difficult to attract good talent
• Very difficult and inconsistent regulatory
 environment
• Shareholders want 10%+ ROE, consistent
 quality growth and strong risk
 management infrastructure
Issues facing
Boards &
CEO’s
What is our unique strategy
for revenue and profitable
growth
How do we attract and retain
best talent?
How do we take advantage of
technology?
How do we deal with growing
compliance burden?
How do we manage our risks
better than peers?
How do we lower our
efficiency ratios?

Customers Bancorp, Inc.

- Higher profitability/ consistent earnings

- Product dominance

▪ Innovator / disruptor / not
 branch dependent
▪ Differentiated / Unique model
▪ Technology savvy
Our Thesis on Current
U.S. Banking Environment
Credit Improving - Though Banks Face a Number of Operational Headwinds
▪ Credit Improving
▪ Quality Asset Generation Remains A Challenge
 ▶ Banks are starved for interest-earning assets and exploring new asset classes, competing on price and looking into specialty finance business / lending
▪ NIM Compression
 ▶ Low rate environment for the foreseeable future will continue to compress NIM
 ▶ Many institutions wither betting on rates or otherwise taking excessive interest rate risk
 ▶ Industry NIM continues to decline
 ▶ Down over 100 bps since 1995
 ▶ Low interest rate environment, competitive pressures likely to prevent return to historical levels
▪ Operational leverage
 ▶ Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costs
 ▶ Regulatory pressure expected to stay robust
▪ New Strategies
 ▶ Yesterdays strategies may not be appropriate tomorrow
Critical to Have a Winning Business Model
▪ Heavy branch based delivery
 system
▪ Strong credit quality
▪ Core deposits
▪ Dependent on OD fees
▪ Expense management
Traditional Banks
▪ Diversified revenue sources
▪ Cross sell strength
▪ Capital efficiency
Fee Income Leaders
Relationship & Innovative
Banks
Source: SNL Financial.
1Includes data for top 50 U.S. banks by assets.

Our Approach to Developing a Winning Business
Model
1. Must focus on both “Relationship” or “High Touch” banking combined with
 “Highly Efficient” or “High Tech”. Strategy should be unique as to not be copied easily
2. Attract and retain best high quality talent. Business Bankers / Relationship
 Bankers with approximately 15 years+ experience who bring a book of business with them
3. Compensate leaders based upon risk and profitability with both cash and equity
4. Never deviate from following critical success factors
 • Only focus on very strong credit quality niches
 • Have very strong risk management culture
 • Have significantly lower efficiency ratio than peers to deliver sustainable strong profitability and growth with lower margin and lower risk profile
 • Always attract and retain top quality talent
 • Culture of innovation and continuous improvement

Customers Bancorp, Inc.

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bankmobile

A Division Of Customers Bank

Startling Facts about Banks
▪ Banks each year charge $32 billion in overdraft fees - that’s allowing or creating over 1 billion overdrafts each year….Why??
▪ Payday lenders charge consumers another $7 billion in fees
▪ That’s more than 3x what America spends on Breast Cancer and
 Lung Cancer combined
▪ This is about 50% of all America spends on Food Stamps
▪ Some of banking industries most profitable consumer customers hate banks
▪ Another estimated 25% consumers are unbanked or under banked
This should not be happening in America
We hope to start, in a small way, a new revolution
 to profitably address this problem

bankmobile
A Division Of Customers Bank
Customers Bancorp, Inc.

▪ New no fee banking, 25 bps higher interest savings, line of credit, 55,000 ATM’s, Personal
 Banker and more, all in the palm of your hand
▪ Marketing Strategy
 ▪ Target technology dependent younger consumers; including underserved /
 underbanked and middle income Americans
 ▪ Capitalize on retaining at least 25% of our ~ one million student customers over a 5 year period
 ▪ Reach middle income markets also through Affinity Banking Groups
 ▪ Revenue generation from debit card interchange and margin from low cost core deposits
 ▪ Durbin Amendment a unique opportunity for Bank Mobile
▪ Total investment not to exceed about $6.0 million by end of 2015
▪ Expected to achieve profitability in 2-3 years and above average, franchise value, ROA and
 ROE within 5 years
Creating a Virtual Bank
for the Future for Consumers

Customers Bancorp, Inc.

CAGR: 13%
$16.00
$14.00
$12.00
$10.00
$8.00
$8.78
$11.38
$11.54
$13.09
$14.37
$16.43
$17.42
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Jun-15

	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
ROA	0.8%	0.8%	0.8%	0.8%	0.9%
ROE	10.0%	11.0%	11.9%	12.5%	12.5%
NIM	2.94%	2.79%	2.84%	2.90%	2.73%
Efficiency	58%	54%	55%	53%	48%

Criteria	2 - 3 Year Target
Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	~15% annual compounded growth
Efficiency Ratio	In the 40's

Year	Guidance
2H 2015 EPS (Jul - Dec)	$1.00
June 30, 2015 Share Price	$26.89
June 30, 2015 Core Tangible Book Value	$17.42
High 2015 Guidance - Tangible Book Value/Share Price	1.5x
Share Price / High 2015 Guidance	14.3x

2015 Core EPS is estimated to be up approximately 30% from 2014 EPS

Core Tangible BV per Share
Building Customers to Provide Superior Returns to
Investors
Recent Core Performance Results
Financial Performance Targets
Earnings per Share Guidance / Valuation Multiples
• Non-GAAP core results including profitability measures, earnings, credit quality measures and valuation metrics exclude the $6.0 million specific reserve for a potential fraudulent loan (see GAAP to Non-GAAP reconciliation on page 35)

Summary
▪ Strong high performing $7.6 billion bank with significant growth opportunities
▪ Very experienced management team delivers strong results
 ▪ Ranked #1 overall by Bank Director Magazine in the 2012 and 2013 Growth
 Leader Rankings
▪ “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies
▪ Shareholder value results from the combination of increasing tangible book, ROE and strong and consistent earnings growth
▪ Attractive risk-reward: growing several times faster than industry average but yet trading at a significant discount to peers
▪ Building the first real mobile bank in the palm of your hand for consumers in the
 U.S.

Contacts
Company:
Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com
Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com
Investor Relations:
Ted Haberfield
President, MZ North America
Tel: 760-755-2716
thaberfield@mzgroup.us
www.mzgroup.us

bankmobile
bankmobile
A REVOLUTIONARY
WAY TO BANK
LIVE FREE. BANK FREE

Customers Bancorp, Inc.

Appendix

Non GAAP Reconciliation
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Measures (Unaudited)

Reconciliation of GAAP Net Income to Core Earnings
(amounts in thousands)	Three Months Ended June 30, 2015		Six Months Ended June 30, 2015
	Net Income	Diluted EPS	Net Income	Diluted EPS

GAAP net income available to common shareholders	$11,049	$0.39	$25,001	$0.88
After-tax effect of the $6.0 million specific allowance	3,870	0.13	3,870	0.14
Core Earnings	$14,919	$0.52	$28,871	$1.02

Weighted average shares		28,681		28,522

Reconciliation of GAAP to Non-GAAP Financial Metrics
(amounts in thousands)	Three Months Ended June 30, 2015
	GAAP Amounts	Reconciling Item	Non-GAAP Amounts
Net Income	$11,556	$3,870	$15,426
Average Total Assets	7,110,199	43	7,110,242
Average Equity	496,557	43	496,660

Return on Average Assets	0.65%	0.22%	0.87%
Return on Average Equity	9.33%	3.13%	12.46%

Income Statement
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED
(Dollars in thousands, except per share data)
	Q2	Q1	Q2
	2015	2015	2014
Interest income:
Loans receivable, including fees	$42,801	$43,093	$35,220
Loans held for sale	13,522	10,900	6,715
Investment securities	2,253	2,363	2,543
Other	1,107	2,362	614
Total interest income	59,683	58,718	45,092

Interest expense:
Deposits	8,145	7,526	5,727
Other borrowings	1,496	1,488	1,184
FHLB Advances	1,799	1,689	1,141
Subordinated debt	1,685	1,685	110
Total interest expense	13,125	12,388	8,162
Net interest income	46,558	46,330	36,930
Provision for loan losses	9,335	2,964	2,886
Net interest income after provision for loan losses	37,223	43,366	34,044

Non-interest income:
Mortgage warehouse transactional fees	2,799	2,273	2,215
Mortgage loan and banking income	287	151	1,554
Bank-owned life insurance income	1,169	1,061	836
Gain on sale of loans	827	1,231	572
Gain (loss) on sale of investment securities	(69)	—	359
Deposit fees	247	179	212
Other	1,133	838	1,163
Total non-interest income	6,393	5,733	6,911

Non-interest expense:
Salaries and employee benefits	14,448	13,952	11,591
FDIC assessments, taxes, and regulatory fees	995	3,278	3,078
Occupancy	2,199	2,101	1,911
Professional services	2,792	1,913	1,881
Technology, communication and bank operations	2,838	2,531	2,305
Other real estate owned expense (income)	(580)	884	890
Loan workout expense (income)	(13)	269	477
Advertising and promotion	429	347	428
Other	2,552	2,190	2,644
Total non-interest expense	25,660	27,465	25,205
Income before tax expense	17,956	21,634	15,750
Income tax expense	6,400	7,682	5,517
Net income	11,556	13,952	10,233
Preferred stock dividend	507	—	—
Net income available to common shareholders	$11,049	$13,952	$10,233

Basic earnings per share	$0.41	$0.52	$0.38
Diluted earnings per share	0.39	0.49	0.37

Income Statement
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED - UNAUDITED
(Dollars in thousands, except per share data)
	June 30,	June 30,
	2015	2014
Interest income:
Loans receivable, including fees	$85,894	$63,576
Loans held for sale	24,422	11,798
Investment securities	4,616	5,583
Other	3,469	1,011
Total interest income	118,401	81,968

Interest expense:
Deposits	15,671	11,142
Other borrowings	2,984	2,340
FHLB Advances	3,488	1,637
Subordinated debt	3,370	126
Total interest expense	25,513	15,245
Net interest income	92,888	66,723
Provision for loan losses	12,299	7,253
Net interest income after provision for loan losses	80,589	59,470

Non-interest income:
Mortgage warehouse transactional fees	5,072	3,974
Mortgage loan and banking income	438	1,963
Bank-owned life insurance income	2,230	1,670
Gain on sale of loans	2,058	571
Gain (loss) on sale of investment securities	(69)	3,191
Deposit fees	426	426
Other	1,971	2,425
Total non-interest income	12,126	14,220

Non-interest expense:
Salaries and employee benefits	28,400	20,942
FDIC assessments, taxes, and regulatory fees	4,273	5,209
Occupancy	4,300	3,942
Professional services	4,705	4,163
Technology, communication and bank operations	5,369	4,470
Other real estate owned expense	304	1,242
Loan workout	256	918
Advertising and promotion	776	843
Other	4,742	4,642
Total non-interest expense	53,125	46,371
Income before tax expense	39,590	27,319
Income tax expense	14,082	8,945
Net income	25,508	18,374
Preferred stock dividend	507	—
Net income available to common shareholders	$25,001	$18,374

Basic earnings per share	$0.93	$0.69
Diluted earnings per share	0.88	0.66

Balance Sheet
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET - UNAUDITED
(Dollars in thousands, except per share data)
	June 30,	December 31,	June 30,
	2015	2014	2014
ASSETS
Cash and due from banks	$44,064	$62,746	$48,521
Interest-earning deposits	347,525	308,277	217,013
Cash and cash equivalents	391,589	371,023	265,534
Investment securities available for sale, at fair value	373,953	416,685	425,061
Loans held for sale	2,030,348	1,435,459	1,061,395
Loans receivable	4,524,825	4,312,173	3,644,104
Allowance for loan losses	(37,491)	(30,932)	(28,186)
Total loans receivable, net of allowance for loan losses	4,487,334	4,281,241	3,615,918
FHLB, Federal Reserve Bank, and other restricted stock	78,148	82,002	75,558
Accrued interest receivable	15,958	15,205	11,613
FDIC loss sharing receivable	—	2,320	8,919
Bank premises and equipment, net	11,453	10,810	11,075
Bank-owned life insurance	155,940	138,676	106,668
Other real estate owned	13,319	15,371	12,885
Goodwill and other intangibles	3,658	3,664	3,670
Other assets	55,943	52,914	37,432
Total assets	$7,617,643	$6,825,370	$5,635,728

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand, non-interest bearing	$584,380	$546,436	$555,936
Interest-bearing deposits	4,892,777	3,986,102	3,134,958
Total deposits	5,477,157	4,532,538	3,690,894
FHLB advances	1,388,000	1,618,000	1,301,500
Other borrowings	88,250	88,250	88,250
Subordinated debt	110,000	110,000	112,000
Accrued interest payable and other liabilities	30,735	33,437	29,344
Total liabilities	7,094,142	6,382,225	5,221,988

Preferred Stock	55,569	—	—
Common stock	27,402	27,278	27,262
Additional paid in capital	359,455	355,822	353,371
Retained earnings	93,422	68,421	43,581
Accumulated other comprehensive loss	(4,114)	(122)	(2,220)
Treasury stock, at cost	(8,233)	(8,254)	(8,254)
Total shareholders' equity	523,501	443,145	413,740
Total liabilities & shareholders' equity	$7,617,643	$6,825,370	$5,635,728

Net Interest Margin
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET / NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands, except per share data)
	Six Months Ended June 30,
	2015		2014
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets
Interest earning deposits	$286,945	0.25	$199,069	0.25
Investment securities	395,401	2.33	482,290	2.32
Loans held for sale	1,530,938	3.22	672,308	3.54
Loans receivable	4,383,102	3.95	3,195,396	4.01
Other interest-earning assets	76,453	8.19	51,108	3.01
Total interest earning assets	6,672,839	3.58	4,600,171	3.59
Non-interest earning assets	272,937		211,368
Total assets	$6,945,776		$4,811,539

Liabilities
Total interest bearing deposits (1)	$4,260,980	0.74	$2,906,457	0.77
Borrowings	1,491,598	1.33	863,267	0.95
Total interest-bearing liabilities	5,752,578	0.89	3,769,724	0.81
Non-interest-bearing deposits (1)	689,047		625,847
Total deposits & borrowings	6,441,625	0.80	4,395,571	0.70
Other non-interest bearing liabilities	29,089		14,134
Total liabilities	6,470,714		4,409,705
Shareholders' equity	475,062		401,834
Total liabilities and shareholders' equity	$6,945,776		$4,811,539

Net interest margin		2.81		2.92
Net interest margin tax equivalent		2.81		2.93

(1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.64% and 0.64% for the six months ended June 30, 2015 and 2014, respectively.

Net Interest Margin
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
AVERAGE BALANCE SHEET / NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands, except per share data)
	Three Months Ended June 30,
	2015		2014
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets
Interest earning deposits	$290,241	0.26	$211,438	0.25
Investment securities	384,324	2.34	448,059	2.27
Loans held for sale	1,692,622	3.20	776,919	3.47
Loans receivable	4,404,304	3.90	3,544,859	3.98
Other interest-earning assets	77,822	4.75	64,063	3.01
Total interest earning assets	6,849,313	3.49	5,045,338	3.58
Non-interest earning assets	260,886		202,651
Total assets	$7,110,199		$5,247,989

Liabilities
Total interest bearing deposits (1)	$4,399,164	0.74	$3,065,597	0.75
Borrowings	1,511,481	1.32	1,171,766	0.83
Total interest bearing liabilities	5,910,645	0.89	4,237,363	0.77
Non-interest bearing deposits (1)	669,411		585,370
Total deposits & borrowings	6,580,056	0.80	4,822,733	0.68
Other non-interest bearing liabilities	33,586		16,622
Total liabilities	6,613,642		4,839,355
Shareholders' equity	496,557		408,634
Total liabilities and shareholders' equity	$7,110,199		$5,247,989

Net interest margin		2.73		2.93
Net interest margin tax equivalent		2.73		2.94

(1) Total costs of deposits (including interest bearing and non-interest bearing) were 0.65% and 0.63% for the three months ended June 30, 2015 and 2014, respectively.

(1) Commercial & industrial loans, including owner occupied commercial real estate.

Asset Quality
CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
Asset Quality as of June 30, 2015 (Unaudited)
(Dollars in thousands, except per share data)
	Total Loans	Non Accrual /NPLs	Other Real Estate Owned	Non Performing Assets (NPAs)	Allowance for loan losses	Cash Reserve	Total Credit Reserves	NPLs / Total Loans	Total Reserves to Total NPLs
Loan Type
New Century Originated Loans
Legacy	$46,580	$2,158	$3,327	$5,485	$1,676	$—	$1,676	4.63%	77.66%
Troubled debt restructurings (TDRs)	2,052	881	—	881	5	—	5	42.93%	0.57%
Total New Century Originated Loans	48,632	3,039	3,327	6,366	1,681	—	1,681	6.25%	55.31%

Originated Loans
Multi-Family	2,232,273	—	—	—	8,734	—	8,734	—%	—%
Commercial & Industrial (1)	792,701	1,173	618	1,791	13,476	—	13,476	0.15%	1,148.85%
Commercial Real Estate- Non-Owner Occupied	840,922	271	—	271	3,335	—	3,335	0.03%	1,230.63%
Residential	105,332	9	—	9	1,722	—	1,722	0.01%	—%
Construction	68,073	—	—	—	844	—	844	—%	—%
Other Consumer	347	—	—	—	11	—	11	—%	—%
TDRs	543	—	—	—	5	—	5	—%	—%
Total Originated Loans	4,040,191	1,453	618	2,071	28,127	—	28,127	0.04%	1,935.79%

Acquired Loans
Covered	25,329	2,710	8,877	11,587	506	—	506	10.70%	18.67%
Non-Covered	354,426	817	497	1,314	290	1,556	1,846	0.23%	225.95%
TDRs Covered	526	—	—	—	—	—	—	—%	—%
TDRs Non-Covered	6,926	2,537	—	2,537	—	—	—	36.63%	—%
Total Acquired Loans	387,207	6,064	9,374	15,438	796	1,556	2,352	1.57%	38.79%

Acquired Purchased Credit-impaired Loans
Covered	5,834	—	—	—	1,114	—	1,114	—%	—%
Non-Covered	42,031	—	—	—	5,773	—	5,773	—%	—%

Total Acquired Purchased Credit-impaired Loans	47,865	—	—	—	6,887	—	6,887	—%	—%
Deferred Origination Fees/Unamortized Premium/Discounts, net	930	—	—	—	—	—	—	—%	—%
Total Loans Held for Investment	4,524,825	10,556	13,319	23,875	37,491	1,556	39,047	0.23%	369.90%
Total Loans Held for Sale	2,030,348	—	—	—	—	—	—	—%	—%
Total Portfolio	$6,555,173	10,556	13,319	23,875	37,491	1,556	39,047	0.16%	369.90%